UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       March 26, 2012

THEWEBDIGEST CORP.

(Exact name of registrant as specified in its charter)

Florida	333-151485	26-2569043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7076 Spyglass Avenue, Parkland, FL	33076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	954-599-3672

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

As of March 26, 2012, THEWEBDIGEST CORP. (the “Company”) issued 5,000,000 restricted shares of its common stock in payment of consulting fees to nine (9) entities for a price of $0.01 per common share, or an aggregate of $50,000. All 5,000,000 common shares were not registered under the Securities Act of 1933, as amended, under exemption contained in Section 4(2) of the Securities Act of 1933 and the shares issued bare a restrictive legend.

At March 26, 2012 (after the issuance of the 5,000,000 common shares mentioned above), the Company had 18,000,000 common shares issued and outstanding and had no options and warrants outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TheWebDigest Corp.

Date: March 26, 2012	By: /s/ Steven Adelstein
Steven Adelstein, President